Exhibit 10.1 UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): July 7, 2022 NEOPHOTONICS CORPORATION (Exact name of registrant as specified in its charter) Delaware 001-35061 94-3253730 (State of incorporation) (Commission File No.) (IRS Employer Identification No.) NeoPhotonics Corporation 3081 Zanker Road San Jose, California 95134 (Address of principal executive offices and zip code) Registrant’s telephone number, including area code: (408) 232-9200 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: Title of each class: Trading symbol(s): Name of each exchange on which registered: Common Stock, $0.0025 par value NPTN New York Stock Exchange Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐ Emerging growth company ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS. 2022 Target Bonus Program On June 30, 2022, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of NeoPhotonics Corporation (the “Company”) approved a 2022 incentive bonus program (the “2022 Bonus Program”) for the Company’s executive officers and other employees. The Compensation Committee structured target bonuses for the fiscal year 2022 so that payouts would be determined based in part on achievement against corporate objectives, including: • Non-GAAP net income from operations for the fiscal year 2022; • Free cash flow for the fiscal year 2022; and • Completion of research and development product milestones in fiscal year 2022. For target bonuses for the fiscal year 2022, the Compensation Committee established performance goals for each of the above metrics that are aligned with corporate objectives that were previously established in the first quarter. While these various performance goals were selected, they are merely non-binding guidelines to be used as one factor in determining the actual bonuses earned. For executives other than the chief executive officer, individual performance goals will also be included in the 2022 Bonus Program. The Compensation Committee did not make any changes to the target bonus percentages for the Company’s “named executive officers” from 2021, which are as follows: Named Executive Officer 2022 Target Bonus Percentage Timothy S. Jenks, President and Chief Executive Officer 100 % Elizabeth Eby, Senior Vice President, Finance and Chief Financial Officer 60 % Dr. Raymond Cheung, Senior Vice President and Chief Operating Officer 60 % Bradford Wright, Senior Vice President Global Sales 60 % Dr. Wupen Yuen, Senior Vice President, Chief Product Officer and General Manager 60%

Signature Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Date: July 7, 2022 NEOPHOTONICS CORPORATION By: /S/ ELIZABETH EBY Elizabeth Eby Senior Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)